SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2000


                               KASPER A.S.L., LTD.
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             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     0-24179                 22-3497645
-------------------------------       -----------         ----------------------
(State of other Jurisdiction of       (Commission            (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)


77 METRO WAY
SECAUCUS, NEW JERSEY                                                 07094
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (201) 864-0328
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




NY2:\985364\01\l4b801!.DOC\55745.0003
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ITEM 5.  OTHER EVENTS

           On November 20, 2000 Kasper A.S.L., Ltd. (the "Company") issued a press release announcing that it had entered into an amended agreement with the lenders of the Company's Revolving Credit Facility, (the "Chase Facility"), led by the Chase Manhattan Bank, that amends and waives compliance with certain financial covenants and all existing defaults, as well as enhances the Company's liquidity and financial flexibility. The amendments waive defaults under the Chase Facility as a result of the Company's failure to make its semi-annual interest payment of approximately $7.2 million to holders of its 13% Senior Notes, along with certain financial covenants including the failure to deliver timely financial statements, failure to maintain minimum levels of net worth and failure to meet the quarterly interest coverage ratio.

           The press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)        Financial Statements of Businesses Acquired

           Not applicable.

(b)        Pro Forma Financial Information

           Not applicable.

(c)        Exhibits

           Exhibit No.               Description
           -----------               -----------

           10.1            Amendment Agreement No. 3 and Waiver to
                           Revolving Credit Agreement, dated November 13, 2000

           99              Press Release dated November 20, 2000








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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

Dated:  November 20, 2000

                                         KASPER A.S.L., LTD.

                                         By: /s/ Gwen Gepfert
                                             ---------------------------------
                                             Name: Gwen Gepfert
                                             Title: Chief Financial Officer




















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
                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------

  10.1 Amendment Agreement No. 3 and Waiver to Revolving Credit Agreement, dated November 13, 2000

  99                    Press release of Kasper A.S.L., Ltd., dated November
                        20, 2000















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